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                                                            Exhibit 10.47a

                              MODIFICATION OF LEASE


AGREEMENT made this    day of January, 1988, by and between Charles J. August,
Burton S. August and Sheldon A. Lane all of 2340 Brighton-Henrietta Town Line Road, Rochester, New York ("Lessors") and Monro Muffler Brake, Inc., a New York corporation, with an office at 2340 Brighton-Henrietta Town Line Road, Rochester, New York ("Lessee").

                                   WITNESSETH:
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         WHEREAS, Tenant is now in possession of premises known as 7894 Pine
Avenue, Niagara Falls, New York ("Premises") under a certain Lease made between Lessors and Monro Muffler Brake of Buffalo, Inc., a New York corporation which subsequently merged into Lessee, dated as of July 1, 1982, a copy of which is attached and made a part of this Modification of Lease as Exhibit A, for a term ending on June 30, 1997 (the "Lease"); and

         WHEREAS, Lessors and Lessee desire to clarify the description of the Premises under paragraph 1 entitled "Demised Premises" in the Lease; and

         WHEREAS, pursuant to paragraph 20 of said Lease entitled "Lessors' Option to Lease", Lessors may lease portions of the Premises not required to be used by Lessee in the operation of its business therein to others,

         NOW, THEREFORE, in consideration of the mutual agreements herein, the parties hereto do hereby covenant and agree with each other as follows:

         1. The land beyond fifty (50) feet to the rear of the building used by Lessee is hereby excluded from the description of the Demised Premises as set forth in Schedule A attached to said Lease and the right of egress to the land to said rear of the building used by Lessee is reserved for the rear property user.

         2. Except as modified herein or in any prior modification of the Lease, the Lease shall remain as drawn.

         3. This Modification of Lease contains the entire agreement of the parties with respect to the matter hereinabove set forth and may not be modified, amended or restated except by an instrument in writing signed by both of the parties hereto.

         4. This Modification of Lease shall bind and inure to the benefit of the successors and assigns of the parties hereto.


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Modification of Lease as of the day and year first above written.

                                                       LESSORS:


                                                       /s/ Charles J. August
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                                                           Charles J. August


                                                       /s/ Burton S. August
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                                                           Burton S. August


                                                       /s/ Sheldon A. Lane
                                                       -------------------------
                                                           Sheldon A. Lane


                                                       LESSEE:

                                                       Monro Muffler Brake, Inc.

                                                       By:  /s/ Robert W. August
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